SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant    ☒

Filed by a Party other than Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GLOBALSCAPE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on June 3, 2010 of GlobalSCAPE, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report which includes the Proxy Statement and Form 10-K are available at www.proxydocs.com/gsb. To vote your proxy while visiting this site you will need the 12 digit control number in the box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to adopt these rules and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, you must make this request on or before May 20, 2010.

Material may be requested by one of the following methods:

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/gsb	(866) 648-8133	paper@investorelections.com

You must use the 12 digit control number located in the box below.

*   If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

View Materials Online at www.proxydocs.com/gsb A convenient way to view proxy materials and VOTE!

To view your proxy materials online, go to www.proxydocs.com/gsb. Have the 12 digit control number available when you access the website and follow the instructions.

GlobalSCAPE, Inc. Notice of Annual Meeting
Date:	Thursday, June 3, 2010
Time:	2:00 PM (Central Time)
Place:	4500 Lockhill Selma, Suite 150 San Antonio, Texas 78249

The purpose of the Annual Meeting is to take action on the following proposals:

1.       To elect two Directors to serve for a term of three years. The Board of Directors has nominated Phillip M. Renfro and Frank M. Morgan for election;

2.       To ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010;

3.       To approve the GlobalSCAPE, Inc. 2010 Employee Long-Term Equity Incentive Plan.

The Board of Directors recommends a vote FOR the listed nominees in Proposal 1 and FOR Proposals 2 and 3.

Directions to the GlobalSCAPE, Inc. 2010 Annual Meeting of Stockholders are available at http://www.globalscape.com

Å